As filed with the U.S. Securities and Exchange Commission on October 10, 2023
1933 Act Registration No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. ____
[ ]	Post-Effective Amendment No. ____

(Check appropriate box or boxes)

ADVISOR MANAGED PORTFOLIOS
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (626) 914-7385

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Christopher E. Kashmerick, Trustee Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004
Title of Securities being Registered: Class A, Class C, Class FI, Class R, Class I and Class IS shares of the Patient Opportunity Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this filing will become effective on November 9, 2023, pursuant to Rule 488.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

Patient Opportunity Trust
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
800-655-0324
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
November 9, 2023
Dear Shareholder,
We are sending this information to you because you are a shareholder of Patient Opportunity Trust (the “Target Fund”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by Patient Capital Management, LLC (“Patient Capital” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”) has determined that it is in the best interests of the Target Fund to reorganize and merge the Target Fund into a newly created series (the “Acquiring Fund”) of Advisor Managed Portfolios (“AMP Trust”), with the same name as the Target Fund. This transaction will be referred to as the “Reorganization.”
Once the Reorganization occurs, the Acquiring Fund will be managed by Patient Capital, including the same portfolio managers, investment analysts and operations teams responsible for day-to-day management, and will have the same management style and investment restrictions as were in place for the Target Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.
Importantly, the Reorganization will not result in any change to the Target Fund’s fees and expenses, investment objective, principal investment strategies and risks, or portfolio management team.
Following the Reorganization, the advisory agreement and fundamental policies of the Acquiring Fund will not be materially different from those of the Target Fund. Furthermore, the independent members of the TAP Board comprise a majority of the independent members of the Board of Trustees of AMP Trust. In addition, AMP Trust, on behalf of Class A, Class C, Class R and Class FI shares of the Acquiring Fund, will adopt a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) that is substantially similar to the plan pursuant to Rule 12b-1 that is currently in place for Class A, Class C, Class R and Class FI shares of the Target Fund, and the Rule 12b-1 distribution fees applicable to Class A, Class C, Class R and Class FI shares of the Acquiring Fund will be identical to the Rule 12b-1 distribution fees applicable to Class A, Class C, Class R and Class FI shares of the Target Fund. As a result, we are not seeking shareholder approval for the Reorganization and we are not requesting a proxy from you.
The enclosed Information Statement/Prospectus contains information about the Reorganization. As a result of the Reorganization, shareholders of the Target Fund will receive shares of the corresponding share class of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund owned immediately prior to the Reorganization.
In evaluating the Reorganization proposal, the TAP Board considered the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and determined, among other things, that the Reorganization may enable the Acquiring Fund to benefit from greater economies of scale in the future than would otherwise be available to the Target Fund, which could lead to reduced fees or expenses for Acquiring Fund shareholders in the future, and to avoid any negative impact for the Target Fund relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
This document is provided for information only because shareholder approval is not required to effectuate the Reorganization for the Target Fund under TAP Trust’s operating documents, and applicable Delaware state and U.S. federal law (including the 1940 Act).
You are encouraged to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact Patient Capital at 800-655-0324.
Sincerely,
/s/ Russell B. Simon
Russell B. Simon, President
Trust for Advised Portfolios

REORGANIZATION OF
Patient Opportunity Trust
(a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
800-655-0324
INTO THE
Patient Opportunity Trust
(a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
800-655-0324
_____________________________________

INFORMATION STATEMENT/PROSPECTUS
DATED November 9, 2023
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of Patient Opportunity Trust (the “Target Fund”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by Patient Capital Management, LLC (“Patient Capital” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”), including all of the Independent Trustees of TAP Trust, has determined that it is in the best interests of the Target Fund to reorganize and merge the Target Fund into the acquiring fund, Patient Opportunity Trust (the “Acquiring Fund”), a newly created series of Advisor Managed Portfolios (“AMP Trust”) with the same name as the Target Fund. The transaction will be referred to as the “Reorganization,” and the Target Fund and the Acquiring Fund may be referred to together as the “Funds” or a “Fund”.
The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies, restrictions, and risks, and there will be no change in investment adviser or portfolio managers. The Target Fund and the Acquiring Fund have identical share class structures. Importantly, the Reorganization will not result in any increase in fees or expenses for the Fund.
The TAP Board has approved the Reorganization and has determined that the Reorganization is in the best interests of the Target Fund and its shareholders.
The Reorganization is expected to close on or about December 1, 2023 (the “Closing Date”). The Acquiring Fund will open for trading on December 4, 2023.
This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
•the Statement of Additional Information (“SAI”) dated November 9, 2023 relating to this Information Statement/Prospectus;
•the Prospectus and SAI related to the Target Fund, dated April 30, 2023, as supplemented June 20, 2023, and is on file with the SEC (http://www.sec.gov) (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-004265);
•the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2022, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-21422) (Accession No. 0001104659-23-030541);
•the Semi-Annual Report to shareholders of the Target Fund for the six-month period ended June 30, 2023, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-21422) (Accession No. 0000894189-23-006917); and
•the Prospectus and SAI related to the Acquiring Fund, dated November 1, 2023, and is on file with the SEC (http://www.sec.gov) (File No. ) (File No. 333-270997) (File No. 811-23859) (Accession No. [ ]).
Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available.
This Information Statement/Prospectus will be mailed on or about November 10, 2023 to shareholders of record of the Target Fund as of July 31, 2023 (the “Record Date”).
The Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The above documents are available upon request and without charge by writing to the Target Fund at Patient Opportunity Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 800-655-0324. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    ii

OVERVIEW
This Information Statement/Prospectus relates to the Reorganization of the Target Fund, a series of TAP Trust, into the Acquiring Fund, a series of AMP Trust. TAP Trust and AMP Trust are each an open-end management investment company registered with the SEC and organized under the laws of the state of Delaware. Patient Capital serves as investment adviser to the Target Fund and the Acquiring Fund.
The Target Fund and the Acquiring Fund are identical in all material respects. The Target Fund and the Acquiring Fund have the same investment objective, fees and expenses, investment strategies, investment policies, and investment risks. Additionally, Patient Capital provides day-to-day management of the portfolios for both of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund have identical distribution and purchase procedures and exchange rights and redemption procedures. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust, the Reorganization may enable the Acquiring Fund to benefit from greater economies of scale in the future than would otherwise be available to the Target Fund, which could lead to reduced fees or expenses for the Acquiring Fund’s shareholders in the future, and to avoid any negative impact for the Target Fund relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
Shareholders of the Target Fund are not required to approve the Reorganization. Section 7.2 of Article VII of TAP Trust’s Amended and Restated Declaration of Trust permits TAP Trust, unless otherwise required by law, to cause any series of TAP Trust to be merged or consolidated with or into a series of any other investment company without shareholder approval. The Target Fund and the Acquiring Fund are each advised by Patient Capital, and the Reorganization is considered to be a merger of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Information Statement/Prospectus, the Reorganization meets the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including all Independent Trustees, has determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, investment restrictions, or investment risks between the Target Fund and Acquiring Fund. The same portfolio managers will continue to manage the Acquiring Fund.
Investment Objectives of the Target Fund and the Acquiring Fund
The investment objective for both the Target Fund and the Acquiring Fund is to seek long term growth of capital.
Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.
Principal Investment Strategies of the Target Fund and the Acquiring Fund
The investment strategies for both the Target Fund and the Acquiring Fund are as follows:
Each Fund normally makes investments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. Each Fund may invest without limit in the common stock of U.S. and foreign issuers (including securities denominated in foreign currencies) of all sizes and in other U.S. and foreign securities, including emerging markets, and including: securities convertible into common stock; securities issued through private placements; preferred securities; warrants and rights; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, and foreign investment companies; U.S. government securities; securities issued by exchange-traded funds (“ETFs”); securities issued by real estate investment trusts (“REITs”) and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; sovereign debt; currencies; derivative instruments including options, futures, forward contracts, swaps (including buying and selling credit default swaps), caps, floors, collars, indexed securities, currency
1

related derivatives; commodity-linked derivatives; and other instruments, including repurchase agreements. Further, each Fund may engage in short sales of securities and other instruments to a substantial degree both for speculative and hedging purposes. While investing in a particular market sector is not a strategy of each Fund, its portfolio may be significantly invested in one or more sectors as a result of the investment selection decisions made pursuant to its strategy. Each Fund may be significantly invested in the following sectors: communications services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities.
The Adviser assesses a company’s competitive strategy, financial and managerial acumen, and valuation, and makes an investment decision based on an assessment of its expected value. The Adviser may sell an investment when (i) the investment reaches the Adviser’s assessment of its fair value; (ii) an investment opportunity arises that offers, in the Adviser’s opinion, a higher risk-adjusted expected return; or (iii) the facts surrounding the Adviser’s assessment of the company change or are no longer applicable.
Subject to the requirements of the federal securities laws as to all Fund borrowing limitations, each Fund may also borrow money for investment purposes, in amounts up to 10% of the Fund’s net assets measured as of the time of the borrowing, which is a practice known as leveraging. Each Fund may invest in debt and other securities of any credit rating, including rated below investment grade, commonly known as “junk” bonds or high yield bonds, and in unrated securities.
Each Fund may seek investment exposure to bitcoin indirectly by investing up to 15% of the Fund’s net assets in the Grayscale Bitcoin Trust, an entity that holds bitcoin. Grayscale Bitcoin Trust is a privately offered investment vehicle, the shares of which are also available over-the-counter. Bitcoin is a digital commodity that is not issued by a government, bank, or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoin has no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. Each Fund will not invest more than 15% of its net assets measured at the time of investment in the Grayscale Bitcoin Trust.
Except as to the investment in the Grayscale Bitcoin Trust, as noted above, each Fund does not seek to and will not invest directly or indirectly in cryptocurrencies or in cryptocurrency derivatives (e.g., bitcoin futures). The Funds do not track the price movements of any cryptocurrency and each Fund will not invest in initial coin offerings (“ICOs”).
Each Fund is non-diversified under the 1940 Act, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal Investment Risks of the Target Fund and the Acquiring Fund
Each Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. Each Fund’s flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the Fund because of the portfolio managers’ ability to significantly change the composition of each Fund’s investments. The Adviser may devote a significant portion of each Fund’s assets to pursuing an investment opportunity or strategy, including through the use of derivatives that create a form of investment leverage in each Fund. This approach to investing may make each Fund a more volatile investment than other mutual funds and cause each Fund to perform less favorably than other mutual funds under similar market or economic conditions.
Losing all or a portion of your investment is a risk of investing in each Fund. An investment in each Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in each Fund, regardless of the order in which it appears, and could affect the value of your investment.
The principal risks for the Target Fund and Acquiring Fund are as follows:
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Issuer risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security.
Market sector risk. The Fund amay be significantly overweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors. While the
    Information Statement/Prospectus    2

Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below:
Communication services sector risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer discretionary sector risk. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.
Consumer staples sector risk. Companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.
Energy sector risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Financials sector risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.
Health care sector risk. The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Industrials sector risk. The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.
Information technology sector risk. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Materials sector risk. Companies in the materials sector could be affected by, among other things, commodity prices, government regulation, inflation expectations, resource availability, and economic cycles.
Real estate sector risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
    Information Statement/Prospectus    3

Utilities sector risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Portfolio management risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the Adviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund.
Bitcoin risk. The value of the Fund’s indirect investment in bitcoin through the Grayscale Bitcoin Trust is subject to fluctuations in the value of bitcoin. The value of bitcoin is determined by the supply of and demand for bitcoin in the global market for the trading of bitcoin, which consists of transactions on electronic bitcoin exchanges. Pricing on bitcoin exchanges and other venues can be volatile and can adversely affect the value of the exposure to bitcoin. Currently, there is relatively small use of bitcoin in the retail and commercial marketplace in comparison to the relatively large use of bitcoin by speculators, thus contributing to price volatility that could adversely affect the Fund’s investment. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoin may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s investment in the Grayscale Bitcoin Trust.
Cryptocurrency regulatory risk. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in cryptocurrency. A determination that cryptocurrency or any other digital asset is a “security” may adversely affect the value of cryptocurrency.
Derivatives risk. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
    Information Statement/Prospectus    4

Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.
Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.
Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Illiquid investment risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. In addition to the lack of liquidity, as compared to domestic investments, emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
    Information Statement/Prospectus    5

Cryptocurrency tax risk. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce income that if directly earned by a regulated investment company (“RIC”) would not be treated as qualifying income for purposes of the applicable qualifying income requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest directly in the Grayscale Bitcoin Trust, which is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by the Fund in Grayscale Bitcoin Trust will generally be treated as a direct investment by the Fund in an undivided interest in bitcoin for such purposes. To the extent the Fund invests in the Grayscale Bitcoin Trust, it will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in the Grayscale Bitcoin Trust directly may be limited by the qualifying income requirement, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the qualifying income requirement could cause the Fund to fail to qualify as a RIC and become subject to federal income tax thereby diminishing the returns for shareholders.
In 2014, the Internal Revenue Service (“IRS”) released Notice 2014-21, 2014-16 I.R.B. 938 (the “Notice”) discussing certain aspects of the treatment of “convertible” virtual currency (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes. The IRS stated in the Notice that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the Code rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released Revenue Ruling 2019-24, 2019-44 I.R.B. 1044 and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. In 2023, the IRS released Revenue Ruling 2023-14, 2023-33 I.R.B. 484 (the “Staking Revenue Ruling”), in which the IRS concluded that a cash-method taxpayer who stakes convertible virtual currency and receives additional units of such convertible virtual currency must include in taxable income the additional units of virtual currency in the tax year in which the taxpayer gains dominion and control over such currency. The IRS and Treasury department have also recently released proposed regulations addressing information reporting of digital assets (the “Proposed Regulations”) (and collectively the Notice, Ruling & FAQs, and the Proposed Regulations, the “Existing IRS Guidance”). The Proposed Regulations also provide guidance with respect to the calculation of gain or loss and the basis of digital assets under section 1001 and 1012 of the Code. The Proposed Regulations with respect to the computation of gain or loss are proposed to apply to taxable years for all sales and acquisitions of digital assets on or after January 1 of the calendar year immediately following the adoption of final regulations, however, taxpayers may rely on the Proposed Regulations.
However, the Existing IRS Guidance does not address other significant aspects of the U.S. federal income tax treatment of digital assets, including (i) whether convertible virtual currencies are properly treated as “commodities” for U.S. federal income tax purposes; (ii) whether convertible virtual currencies are properly treated as “collectibles” for U.S. federal income tax purposes; and (iii) the proper method of determining a holder’s holding period for convertible virtual currencies acquired at different times or at varying prices. Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Grayscale Bitcoin Trust’s intended treatment of such events. The uncertainty surrounding the U.S. federal income tax treatment of digital currencies and other digital assets could affect the performance of the Fund. Moreover, although the Revenue Ruling and FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the timing and amount of the income inclusions.
There is limited guidance from the IRS with respect to the treatment of bitcoin for U.S. federal income tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to digital assets in the future or that a court would uphold the treatment set forth in the Existing IRS Guidance or in other guidance. For these reasons, the Fund’s investment in the Grayscale Bitcoin Trust could result in unexpected and potentially retroactive recognition of taxable income, which could increase distributions to shareholders and subject to the Fund to excise tax and income tax liability and potential loss in value, with effects that would be directly or indirectly negative or contrary to the Fund’s tax position and investment strategy, and result in the Fund altering its investment strategy, potentially resulting in substantial investment losses for shareholders. It is also unclear what additional guidance on the treatment of digital assets for U.S. federal income tax purposes may be issued in the future. Any such alteration of the current IRS positions or additional guidance could have an adverse effect on the value of bitcoin.
Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand
    Information Statement/Prospectus    6

disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.
Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
REIT risk. The value of REITs may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.
Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments.
Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short position.
Special risks of companies undergoing reorganization, restructuring or a spin-off. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.
Investment company and ETF risk. Investing in securities issued by investment companies and ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company in which it invests, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. As a result, with respect to the Fund’s investment in other investment companies, shareholders will be subject to two layers of fees and expenses in connection with their investment in the Fund. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.
Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.
Market and interest rate risk. The market prices of the Fund’s fixed income securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes
    Information Statement/Prospectus    7

in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.
Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Cyber-security risk. Cyber-security incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
Non-diversification risk. The Fund is non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely, which may increase the Fund’s volatility.
U.S. government securities risk. U.S. government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.
Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund.
Investment Restrictions of the Target Fund and the Acquiring Fund
The investment restrictions for the Target Fund and the Acquiring Fund are identical as outlined below.
    Information Statement/Prospectus    8

Each of TAP Trust and AMP Trust (on behalf of the corresponding Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
Each Fund’s funadamental policies are as follows:
1.Borrowing: The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.
2.Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”).
3.Loans: The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to Financial Intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.
4.Senior Securities: The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.
5.Real Estate: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.
6.Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.
7.Concentration: The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, or tax exempt municipal securities issued by governments or their political sub divisions, excluding private activities, municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a of a non-governmental entity.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. As discussed below in the “Senior Securities” section, the 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage on an ongoing basis.
Although not a part of the Fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s total assets are invested in issuers whose principal business is in that industry.
    Information Statement/Prospectus    9

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.
Unless otherwise stated, the investment policies and limitations of the Target Fund and Acquiring Fund are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Target Fund and Acquiring Fund each currently observes:
1.Borrowing: The Fund may not borrow money for investment purposes except from banks in an amount not exceeding 10% of the Fund’s net assets. The Fund may not borrow money from a non-bank except for temporary borrowings, including borrowings to facilitate shareholder redemptions, in an amount not exceeding 5% of the Fund’s total assets. Temporary borrowings are not considered to be for investment purposes and are separate from the Fund’s 10% limitation. Compliance with the 10% limit applicable to borrowing for investment purposes is measured as of the time of the borrowing. Borrowing is subject to compliance with 1940 Act percentage limitations applicable to all borrowing.
2.Margin Purchases: The Fund may not buy securities on “margin,” except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the Fund may utilize bank borrowings for investment purposes.
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Fund or the Acquiring Fund. The fees and expenses of each share class of the Target Fund and the same share class of the Acquiring Fund are identical. The Acquiring Fund is not operational and does not currently have assets. The information below shows the current fees and expenses for the Target Fund. The Target Fund and the Acquiring Fund are subject to identical expense limitation arrangements as described in the footnotes to the fee table below.
The table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Target Fund and the Acquiring Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in this Information Statement/Prospectus on under the heading “Buying and Selling Fund Shares,” in Appendix C to this Information/Statement Prospectus and in each Fund’s SAI. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None¹	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees [2]	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None	None
Other expenses [3]	0.51%	0.49%	0.58%	0.49%	0.50%	0.53%
Total annual fund operating expenses	1.53%	2.26%	1.60%	1.76%	1.27%	1.30%
Fees waived and/or expenses reimbursed [4]	-0.01%	0.00%	0.00%	0.00%	-0.02%	-0.01%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.52%	2.26%	1.60%	1.76%	1.25%	1.29%
    Information Statement/Prospectus    10

1.Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “More about Contingent Deferred Sales Charges” section in this Information Statement/Prospectus.
2.The Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 1.00% of assets up to and including $100 million; 0.75% of assets on the next $2.5 billion; 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.
3.Other Expenses of the Acquiring Fund are based on other expenses for the Target Fund for the fiscal year ended December 31, 2022.
4.Patient Capital has contractually agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) in order to limit the total annual fund operating expenses of the Fund to 0.88% of average daily net assets for Class A, Class C, Class F1, Class R and Class IS shares and 0.93% of average daily net assets for Class I shares (each, an “Expense Cap”). The Expense Cap for each Fund will remain in effect through at least April 30, 2025 for the Target Fund and the Acquiring Fund and may be terminated only by the TAP Board with respect to the Target Fund or AMP Trust’s Board of Trustees (the “AMP Board”) with respect to the Acquiring Fund. The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of the recoupment.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only) and you reinvest all distributions and dividends without a sales charge. The Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$721	$1,030	$1,360	$2,293
Class C (with redemption at end of period)	$329	$706	$1,210	$2,595
Class C (without redemption at end of period)	$229	$706	$1,210	$2,595
Class FI (with or without redemption at end of period)	$163	$505	$871	$1,900
Class R (with or without redemption at end of period)	$179	$554	$954	$2,073
Class I (with or without redemption at end of period)	$127	$401	$695	$1,532
Class IS (with or without redemption at end of period)	$131	$411	$712	$1,567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Target Fund’s portfolio turnover rate was 40% of the average value of its portfolio. The Acquiring Fund is expected to have a similar portfolio turnover rate.
PERFORMANCE HISTORY
For the Reorganization, the Acquiring Fund will be the surviving legal entity, and will adopt the accounting history of the Target Fund. As a result, the Acquiring Fund will assume the financial and performance history of the Target Fund when the Reorganization closes.
On February 27, 2017, the Target Fund acquired the assets and assumed the liabilities of the Legg Mason Opportunity Trust (the “Predecessor Fund”), an open-end fund that had substantially similar investment strategies and the same portfolio management team. Class A, Class C, Class FI, Class R, and Class I shares of the Target Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s corresponding class of shares; therefore, the performance of the Target Fund reflects the performance of the Predecessor Fund prior to February 27, 2017.
The bar chart shows the performance of Class A shares of the Target Fund from year to year. The table below illustrates how the Target Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The bar
    Information Statement/Prospectus    11

chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Target Fund will perform in the future. Updated performance information is posted on the Target Fund’s website at www.patientcapitalmanagement.com/opportunity-trust or by calling the Fund toll-free at 800-655-0324.
Calendar Year Total Returns
Calendar year ended December 31,

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	06/30/2020	47.47%
Lowest Return Quarter	03/31/2020	-38.96%
The year-to-date return for Class A shares of the Target Fund as of September 30, 2023 was 18.00%.

Average annual total returns (for periods ended December 31, 2022)
Class A	1 year	5 years	10 years	Class Inception	Since Class Inception
Return before taxes	-39.76%	-0.49%	8.67%	2/3/2009	12.02%
Return after taxes on distributions	-41.39%	-1.10%	8.30%	2/3/2009	11.74%
Return after taxes on distributions and sale of fund shares	-22.29%	-0.34%	7.11%	2/3/2009	10.34%
    Information Statement/Prospectus    12

Average annual total returns (for periods ended December 31, 2022)
Other Classes (Return before taxes only)	1 year	5 years	10 years	Class Inception	Since Class Inception
Class C	-37.13%	-0.05%	8.49%	12/30/1999	4.76%
Class FI	-36.15%	0.63%	9.26%	02/13/2004	4.43%
Class R	-36.24%	0.44%	8.96%	12/28/2006	2.92%
Class I	-35.92%	0.96%	9.60%	06/26/2000	5.75%
Class IS	-35.88%	N/A	N/A	08/22/2018	-3.64%
				Class A Inception	Since Class A Inception
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	2/3/2009	13.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown only for Class A shares. After-tax returns for the Fund’s other share classes will vary to the extent they have different expenses.
MANAGEMENT OF THE FUND
Investment Adviser
Patient Capital Management, LLC is the investment adviser to the Target Fund and the Acquiring Fund and is located at One South Street, Suite 2550, Baltimore, Maryland 21202. The Adviser provides investment management services to a mutual fund, institutions, high net worth individuals, and private funds that are offered exclusively to sophisticated investors. As of September 30, 2023, the Adviser had assets under management of approximately $1.54 billion.
The Target Fund’s shareholders approved Patient Capital as the new investment adviser to the Fund effective on May 26, 2023. The same portfolio managers of the Target Fund employed by Miller Value Partners, LLC, the Fund’s previous investment adviser (the “Previous Adviser”), continue to serve as portfolio managers of the Fund as employees of the Adviser.
The Target Fund and the Acquiring Fund have each entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser is responsible for day-to-day management of each Fund in accordance with its investment objective and policies. The Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.
The Target Fund and the Acquiring Fund have identical management fees. As compensation for its services, each Fund pays the Adviser a monthly advisory fee at the annual rate shown in the table below, based on the Fund’s average daily net assets.

Management/Advisory Fee Rate
1.00% of assets up to and including $100 million; 0.75% of assets on the next $2.5 billion; 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.
For the fiscal year ended December 31, 2022, the Previous Adviser received an aggregate fee, after fee waivers, of 0.75% of average net assets of the Target Fund.
Additionally, for both the Target Fund and Acquiring Fund, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) in order to limit the total annual fund operating expenses of the Fund to 0.88% of average daily net assets for Class A, Class C, Class F1, Class R and Class IS shares and 0.93% of average daily net assets for Class I shares. The Expense Cap for each Fund will remain in effect through at least April 30, 2025.
    Information Statement/Prospectus    13

The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of the recoupment. Each of the Target Fund and the Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived and/or expenses reimbursed.
A discussion regarding the AMP Board’s basis for approving the investment advisory agreement for the Acquiring Fund will be included in the Acquiring Fund’s annual report to shareholders for the period ending December 31, 2023.
Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio.
Samantha McLemore, CFA, has served as a Portfolio Manager of the Fund since 2014. She served as Assistant Portfolio Manager from 2008 to 2014. Ms. McLemore has worked on the Opportunity strategy since 2002 as an employee of the Previous Adviser since 2014. Ms. McLemore also is the sole managing member and Chief Investment Officer of the Adviser, which she founded in 2020.
Christina Malbon, CFA, has served as an Assistant Portfolio Manager of the Fund since 2023 and previously served as a Senior Research Analyst of the Fund since 2013. Ms. Malbon has worked on the Opportunity strategy since starting with the Previous Adviser in 2013, working closely with Samantha McLemore in supporting portfolio investment decisions, research, and trading activities. Ms. Malbon joined Patient Capital Management in 2020 as a Senior Research Analyst.
The SAIs for the Target Fund and Acquiring Fund provide additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of shares.
SHAREHOLDER INFORMATION
Share price
Shares of the Fund are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests and any applicable sales charge. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When determining NAV, the value of the Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market, or fair value as determined by an independent pricing service and evaluated by the Adviser. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that the Adviser believes reflects fair value in accordance with the Trust’s valuation policies and the Adviser’s related procedures. Fair value pricing represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accordingly, the Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
Fair value pricing involves subjective judgments, and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Fair value pricing may be applied to non-U.S. investments. The trading hours for most non-U.S. investments end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. investments when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. investments at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can
    Information Statement/Prospectus    14

reduce an investor’s ability to seek profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.
Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid investments, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio investments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Choosing a class of shares to buy
Set forth below is information about the manner in which the Fund offers its shares. For the variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C to this Information Statement/Prospectus (“Appendix C”). All variations described in Appendix C are applied by the identified Financial Intermediary. Sales charge variations may apply to purchases, sales and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix C should read the terms and conditions of Appendix C carefully. A variation that is specific to a particular Financial Intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your Financial Intermediary with respect to any variations listed in Appendix C.
Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.
Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Additional Share Class Eligibility Information” below for a description of the classes available to them.
Investors not purchasing directly from the Fund may purchase shares through a Financial Intermediary. Please note that if you are purchasing shares through a Financial Intermediary, your Financial Intermediary may not offer all classes of shares. Financial Intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your Financial Intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Financial Intermediary. Certain Financial Intermediaries may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this Information Statement/Prospectus, and which will depend on the policies, procedures and trading platforms of the Financial Intermediary. Consult a representative of your Financial Intermediary about the availability of Fund shares and the Financial Intermediary’s practices and other information.
Individual investors investing through a Financial Intermediary may be eligible to invest in Class I or Class IS shares, if such Financial Intermediary is acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor and such investor’s shares are held in an omnibus account on the books of the Fund. Please contact your Financial Intermediary for more information.
Please note that the Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, that Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary. Because the Fund is not a party to any commission arrangement between you and your Financial Intermediary, any purchases and redemptions of Class I or Class IS shares will be made by the Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Financial Intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this Information Statement/Prospectus nor are they reflected in the performance in the bar chart and table in this Information Statement/Prospectus because these commissions are not charged by the Fund.
Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
When choosing which class of shares to buy, you should consider:
•How much you plan to invest
•How long you expect to own the shares
•The expenses paid by each class detailed in the fee table and example at the front of this Information Statement/Prospectus
•Whether you qualify for any reduction or waiver of sales charges
•Availability of share classes
    Information Statement/Prospectus    15

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual Rule 12b-1 distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.
Each class of shares, except Class IS, is authorized to pay fees for recordkeeping services to Financial Intermediaries (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
You may buy shares:
•Through a Financial Intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Investors may be charged a fee if they effect transactions through a Financial Intermediary. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the Fund’s Net Asset Value, and any applicable sales charge, next computed after the order is received by an authorized broker or the broker’s authorized designee. The Fund will be deemed to have received a purchase order (or redemption) when the Financial Intermediary, or if applicable, the Financial Intermediaries authorized designee, receives the order.
•Directly from the Fund.
Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest.
Your Financial Intermediary may not offer all classes of shares. You should contact your Financial Intermediary for further information.
Fund imposed sales charges and waivers include the following:
•The front-end sales charges that apply to the purchase of Class A shares
•The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares
•Who qualifies for lower sales charges on Class A shares
•Who qualifies for a sales charge waiver
Comparing the Fund’s share classes
The following table compares key features of the Fund’s share classes. You should also review the fee table and example at the front of this Information Statement/Prospectus carefully before choosing your share class. Your Financial Intermediary can help you choose a shareclass that may be appropriate for you. Please contact your Financial Intermediary regarding the availability of Class FI, Class R, Class I or Class IS shares or, if you plan to purchase shares through the Fund, contact the Fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Financial Intermediary may receive different compensation depending upon which shareclass you choose.

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution (12b-1) and service fees
Class A	•Front-end sales charge •You may qualify for reduction or waiver of front-end sales charge •Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors (for additional waiver information see “More about Contingent Deferred Sales Charges”)	0.25% of average daily net assets
    Information Statement/Prospectus    16

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution (12b-1) and service fees
Class C
•No front-end sales charge
•Contingent deferred sales charge for only 1 year
•Generally higher annual expenses than Class A
•Generally converts to Class A on the next monthly conversion processing date after the shares have been held for 8 years from the purchase date; please consult your Financial Intermediary for more information.
		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets
Class FI	•No front-end or contingent deferred sales charge •Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets
Class R
•No front-end or contingent deferred sales charge
•Only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs
		None	None	0.50% of average daily net assets
Class I	•No front-end or contingent deferred sales charge •Only offered to institutional and other eligible investors •Generally lower annual expenses than the other classes, except for Class IS	None	None	None
Class IS
•No front-end or contingent deferred sales charge
•Only offered to certain Institutional investors, Retirement Plans with omnibus accounts held on the books of the Fund, and Clients of Eligible Financial Intermediaries
•Generally lower annual expenses than the other classes
		None	None	None
    Information Statement/Prospectus    17

Sales charges
You can find information about sales charges and breakpoints below, on the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust, and in the Acquiring Fund’s SAI, which is also available on the website free of charge. For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.
The table below shows the rate of sales charge you pay, depending on the amount of your investment. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy Class A shares from a Financial Intermediary. Such Financial Intermediaries will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. Financial Intermediaries will receive a Rule 12b-1 distribution and service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price[1]
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	-0-	-0-	1.00
$5 million but less than $15 million[1]	-0-	-0-	0.50
$15 million but less than $1 billion[1]	-0-	-0-	0.25
1 A Financial Intermediary may be paid a commission of up to 1.00% on Fund purchases of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.25% will be paid to the Financial Intermediary. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

Investments of $1,000,000 or more
You do not pay a front-end sales charge when you make a purchase of $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.
Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Financial Intermediary if you are eligible for a letter of intent or a right of accumulation and if you own shares of the Fund that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.
•Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with other shares of the Fund you currently own for the purpose of qualifying for the lower front-end sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.
    Information Statement/Prospectus    18

If you hold Fund shares in accounts at two or more Financial Intermediaries, please contact your Financial Intermediaries to determine which shares may be combined.
•Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of any of the shares of the Fund. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the Financial Intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.
•Reinstatement Privileges – If you sell Class A shares of the Fund and withdraw your money from the Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your Financial Intermediary for additional information. You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and Financial Intermediaries will not be responsible for providing this information.
You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and Financial Intermediaries will not be responsible for providing this information.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
Waivers for certain Class A investors
Class A front-end sales charges are waived for the following types of investors, including:
•Investors purchasing shares directly though the Fund
•Employees of Financial Intermediaries
•Those who qualify for the Reinstatement Privilege as discussed above
•Trustees and officers of the Fund
•Employees of the Adviser and its subsidiaries
•Investors investing through eligible Retirement Plans as defined under “Additional Share Class Eligibility Information” section below
•Investors who rollover fund shares from a qualified retirement plan into an IRA administered on the same retirement plan platform
•Purchases by separate accounts used to fund unregistered variable annuity contracts
•Purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions, including Clients of Eligible Financial Intermediaries as defined under “Additional Share Class Eligibility Information” section below
•Purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRAs) on such platforms to a master account in the sponsor’s name
•Sales through Financial Intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers
    Information Statement/Prospectus    19

•All existing retirement plan shareholders and retirement programs who were authorized to purchase Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV
•Investors who are converted from Class I shares by their program provider
If you qualify for a waiver of the Class A front-end sales charge, you must notify your Financial Intermediary or the Fund at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the front-end sales charge waiver.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
Class C shares
Class C shares may be purchased only through Financial Intermediaries and may not be purchased directly from the Fund. You buy Class C shares at net asset value with no front-end sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
Financial Intermediaries selling Class C shares are paid a commission of up to 1.00% of the purchase price of the Class C shares they sell. Financial Intermediaries will receive Rule 12b-1 distribution and service fee payments on Class C shares at an annual rate of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them following the first year of purchase. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
Class C share conversion
Except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 8 year anniversary of purchase. It is the responsibility of your Financial Intermediary and not the Fund, the transfer agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 8 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Financial Intermediaries may be subject to different terms or conditions, as set by their Financial Intermediary, in connection with such conversions. These Financial Intermediaries may convert Class C shares to Class A shares sooner than after 8 years of ownership. Please refer to Appendix C or contact your Financial Intermediary for more information.
When Class C shares that a shareholder acquired through a purchase convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.
Class FI shares
You buy Class FI shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class FI shares are only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans.
Class R shares
You buy Class R shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class R shares are only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs.
Class I shares
You buy Class I shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
    Information Statement/Prospectus    20

Class I shares are not subject to any Rule 12b-1 distribution and service fees. However, if you purchase Class I shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class I shares are only offered to institutional and other eligible investors. Refer to “Additional Share Class Eligibility Information” below for more details.
Class IS shares
You buy Class IS shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
Class IS shares are not subject to any Rule 12b-1 distribution and service fees. However, if you purchase Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class IS shares are only offered to certain institutional and other eligible investors. Refer to “Additional Share Class Eligibility Information” below for more details. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which account is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.
More about Contingent Deferred Sales Charges
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. Shareholders who redeem Class C shares within one year of purchase will pay a contingent deferred sales charge of 1.00% based on the original cost of the shares or the current market value, whichever is less. In addition, there is no front-end sales charge on purchases of $1 million or more for Class A shares, but there is a maximum deferred sales charge of 1.00% based on the original cost of the shares or the current market value, whichever is less, if a shareholder redeems within 18 months of such purchase.
In addition, you do not pay a contingent deferred sales charge:
•On shares representing reinvested distributions and dividends
•On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of the Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 365 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will be waived:
•On payments made through certain systematic withdrawal plans
•On distributions from eligible Retirement Plans as defined under “Additional Share Class Eligibility Information” section below
•For Retirement Plans with omnibus accounts held on the books of the Fund
•For involuntary redemptions of small account balances
•For 12 months following the death or disability of a shareholder (as defined in the Code)
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund
•For mandatory post-retirement distributions from retirement plans or IRAs
•For tax-free returns of an excess contribution to any retirement plan
To have your contingent deferred sales charge waived, you or your Financial Intermediary must let the Fund know at the time you redeem shares that you qualify for such a waiver.
For the variations in CDSC waivers applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
    Information Statement/Prospectus    21

Additional Share Class Eligibility Information
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and IRAs that are administered on the same IRA recordkeeping platform and that invest in the Fund through a single omnibus account with the Fund. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Information Statement/Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C, Class FI, Class R, Class I, and Class IS shares.
Investors who rollover fund shares from a Retirement Plan into an IRA administered on the same retirement plan platform may hold and purchase shares of the Fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, investment minimums may be imposed by a Financial Intermediary. Please contact your Financial Intermediary for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
Other Retirement Plan investors can generally invest in Class A, Class C, and Class I shares. Individual retirement vehicles may also choose between these share classes.
Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through Financial Intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) offer Class A, Class FI, Class R, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The Financial Intermediary may impose separate investment minimums.
Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Participants in Eligible Investment Programs may be able to convert Class A or Class C shares to Class I or Class IS shares. Please contact your Financial Intermediary for more information.
Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The Financial Intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.
Class A shares — Retirement Plans
Retirement Plans may buy Class A shares. Under programs for current and prospective Retirement Plan investors sponsored by Financial Intermediaries, the front-end sales charge and contingent deferred sales charge for Class A shares are waived where:
•Such Retirement Plan’s record-keeper offers only load-waived shares
•Fund shares are held on the books of the Fund through an omnibus account
Financial Intermediaries selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund will not be paid a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, the Financial Intermediary may be paid a commission of up to 1.00% of the purchase price of the
    Information Statement/Prospectus    22

Class A shares that are purchased with regular ongoing plan contributions. Please contact your Financial Intermediary for more information.
Class C shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without becoming subject to a contingent deferred sales charge. The Adviser does not pay Financial Intermediaries selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, these Financial Intermediaries may be paid an annual Rule 12b‑1 distribution and service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. Please see the SAI for more details.
Retirement Plan programs with exchange features in effect prior to November 20, 2006, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.
Class FI shares
Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plans.
Class R shares
Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the Financial Intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.
You buy Class R shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I shares
Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by the Adviser.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.
Your Financial Intermediary may reserve the right to redeem your Class I shares or convert them to Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to a front-end sales charge in connection with such conversion, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
Certain waivers of these requirements for individuals associated with the Fund, the Adviser or its affiliates are discussed in the SAI.
Class IS shares
Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the Financial Intermediary), certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by the Adviser. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.
Your Financial Intermediary may reserve the right to redeem your Class IS shares or convert them for Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to a front-end sales charge in connection with such conversion, and you will be subject to the annual distribution and/
    Information Statement/Prospectus    23

or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
Certain waivers of these requirements for individuals associated with the Fund, the Adviser or its affiliates are discussed in the SAI.
Other considerations
Plan sponsors, plan fiduciaries and other Financial Intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Financial Intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Financial Intermediary for more information about available share classes.
Your Financial Intermediary may not offer all share classes. Please contact your Service Agent for additional details.
Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Financial Intermediary or the transfer agent of your purchase request in good order, plus any applicable sales charge.
The Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the Fund is available for sale in their state of residence.
You must provide the following information for your order to be processed:
•Name of fund being bought
•Class of shares being bought
•Dollar amount or number of shares being bought (as applicable)
•Account number (if existing account)

Through a Financial Intermediary	You should contact your Financial Intermediary to open a brokerage account and make arrangements to buy shares. Your Financial Intermediary may charge an annual account maintenance fee.
Through the Fund
Please complete the account application and send it with your check payable to the Opportunity Trust to the following address:
Regular Mail
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight Delivery
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.
Subsequent purchases should be sent to the same address. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check made payable to the Fund to pay for the shares.
For more information, please call the Patient Opportunity Trust at 800-655-0324 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time).

    Information Statement/Prospectus    24

By telephone purchase
Investors may purchase additional shares of the Fund by calling 800-655-0324. You automatically have the ability to make telephone and/or internet purchases, unless you specifically decline. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network through an authorized bank or through a Financial Intermediary authorized by the Fund to receive purchase orders.
You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value, plus applicable sales charge, calculated on the day your order is placed.

By wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 800-655-0324 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
   Further Credit: Opportunity Trust
   Shareholder Registration
   Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 800-655-0324. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an Automatic Investment Plan (“AIP”)
You may authorize your Financial Intermediary or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Financial Intermediary, or (iii) certain money market funds, in order to buy shares on a regular basis. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 7 business days prior to the initial transaction.

    Information Statement/Prospectus    25

•Amounts transferred must meet the applicable minimums (see “Purchase and Sale of Fund shares”)
•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
•A $25 fee will be imposed if your AIP transaction is returned for any reason.
The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (“ACH”) network member. Your financial institution must be an ACH member in order for you to participate in the AIP.
The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 800-655-0324 for additional information regarding the Fund’s AIP.
For more information, please contact your Financial Intermediary or the Fund, or consult the SAI.

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Financial Intermediary or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Financial Intermediary may be subject to transaction fees or other conditions as set by your Financial Intermediary.
If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.
Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Financial Intermediary, your redemption proceeds will be sent to your Financial Intermediary. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to your pre-designated bank account. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades. There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents.
In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

    Information Statement/Prospectus    26

By mail
Contact your Financial Intermediary or, if you hold shares directly with the Fund, write to the Fund at the following address:
Regular Mail
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight Delivery
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.
Your written request must provide the following:
•The Fund name, the class of shares being redeemed and your account number
•The dollar amount or number of shares being redeemed
•Signature of each owner exactly as the account is registered
•Signature guarantees, as applicable (see “Additional Information about Transactions”)
•If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

    Information Statement/Prospectus    27

Telephone and/or internet purchases
You automatically have the ability to make telephone and/or internet purchases, redemptions or exchanges, unless you specifically decline. Contact your Financial Intermediary or, if you hold shares directly with the Fund, call the Fund at 800-655-0324 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for more information. Please have the following information ready when you call:
•Name of Fund being redeemed
•Class of shares being redeemed
•Account number
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follows these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Telephone trades must be received by or prior to market close in order to receive that day’s NAV. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.
Shares held in IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold federal income taxes from any distribution.

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.
The following conditions apply:
•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
•If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
•You must inform your Financial Intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver
•You should elect to have all dividends and distributions reinvested
If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.
A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 800-655-0324 for additional information regarding the Fund’s SWP.

    Information Statement/Prospectus    28

Converting shares

Generally
Investors currently owning Class A, Class C, or Class FI shares who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs or invested through no-load networks or platforms), may be eligible to convert to Class I or Class IS shares under certain limited circumstances. Investors currently owning Class C shares who qualify as above, may convert to Class A shares under certain limited circumstances. Please refer to the section of this Information Statement/Prospectus titled “Additional Share Class Eligibility Information” or contact your Financial Intermediary for more information.
Investors who hold Class I or IS shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I or IS shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I or Class IS shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making a conversion.

Additional Information about Transactions
When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:
•Name of the Fund
•Your account number
•In the case of a purchase, the class of shares being bought
•In the case of a redemption, the class of shares being redeemed (if you own more than one class)
•Dollar amount or number of shares being bought or redeemed
•In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming     Shares”)
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. A service fee of $25 will be deducted from a shareholder’s Fund account, in addition to any loss sustained by the Fund, for any purchases that do not clear.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone. In that case, shareholders should consider using the Fund’s other redemption procedures described under “Redeeming Shares.”
The Transfer Agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.
The Trust reserves the right in its sole discretion to:
•Suspend the continued offering of shares
•Reject any purchase order in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund
•Suspend telephone transactions
    Information Statement/Prospectus    29

•Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•Transfer your mutual fund account to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws
The Adviser reserves the right to:
•reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
For your protection, the Fund or your Financial Intermediary may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Financial Intermediary or the Fund for more information.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-655-0324 to request individual copies of documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Signature guarantees
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required if you:
•Are changing ownership on your account
•Are redeeming shares and sending the proceeds to an address or bank not currently on file
•Are redeeming shares and the account address has changed within the last 15 calendar days
•Are redeeming shares and want the check paid to someone other than the account owner(s)
•Are transferring the redemption proceeds to an account with a different registration
•Make a redemption request in excess of $50,000
The Fund or the Adviser may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund, the Adviser, and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Anti-money laundering
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply
    Information Statement/Prospectus    30

your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Mandatory redemptions for non-direct accounts
“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Financial Intermediary and the Fund.
The Fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Financial Intermediary if the aggregate value of the Fund shares in your account falls below $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same Fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Financial Intermediary for more information. Any redemption of Fund shares may result in tax consequences to you (see “Taxes” for more information).
All accounts
The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small non-direct accounts.
Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Financial Intermediary or the Fund or consult the SAI.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders that purchase and hold Fund shares directly with the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an redemption out of the Fund followed by a purchase back into the the Fund. The Fund may take other steps to reduce the frequency and effect of frequent trading activities in the Fund. These steps may include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through Financial Intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by Financial Intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 under the 1940 Act, the Distributor, on behalf of the Fund, has entered into written agreements with the Fund’s Financial Intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
The Fund employs fair value pricing selectively, as discussed above under “Share Price”, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Record ownership
If you hold shares through a Financial Intermediary, your Financial Intermediary may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Financial Intermediary, as record holder, will be
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entitled to vote your shares and may seek voting instructions from you. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary, under certain circumstances, may nonetheless be entitled to vote your shares.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target Fund and the Acquiring Fund. The Distributor is a broker-dealer registered with the SEC. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Target Fund and the Acquiring Fund are offered on a continuous basis.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Information Statement/Prospectus, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix A. Under the Plan of Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by the Acquiring Fund and shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund on the Closing Date for the Reorganization (currently, the Closing Date is expected to be December 1, 2023). The shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to the aggregate NAV of the shares of the Target Fund, in the same share class, that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of the Target Fund will have the same percentage of ownership in the Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.
The Board, including the Trustees who are not “interested persons” of TAP Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund, and the Board, including the Independent Trustees of AMP Trust, on behalf of the Acquiring Fund, have approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;
b.the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders of the same share class; and
c.the termination of the Target Fund as a series of TAP Trust.
If the proposed Reorganization is completed, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the same share class of Target Fund shares that the shareholders own immediately prior to the Reorganization.
Reasons for the Proposed Reorganization
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust, the Reorganization may enable the Acquiring Fund to benefit from greater economies of scale in the future than would otherwise be available to the Target Fund, which could lead to reduced fees or expenses for Acquiring Fund shareholders in the future, and to avoid any negative impact for the Target Fund relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Additionally, the TAP Board believes that the Reorganization is in the best interests of the Target Fund and its shareholders because the Acquiring Fund has identical investment objectives and the same investment strategies and policies as the Target Fund.
Board Considerations
In considering and approving the Reorganization at meetings held on May 31 and June 1, 2023, the TAP Board discussed the future of TAP Trust and the Target Fund in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and the advantages of reorganizing the Target Fund into the Acquiring Fund. Among other things, the TAP Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan of Reorganization, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering the Reorganization, the TAP Board took into account the following matters, among others and in no order of priority:
•The Adviser will manage the Acquiring Fund as the successor to the Target Fund.
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•The investment objective, principal investment strategies, principal risks, investment policies and restrictions of the Acquiring Fund will be identical to those of the Target Fund, and the Acquiring Fund will be managed by the same portfolio management team as the Target Fund.
•The management fee for the Acquiring Fund will be the same as the management fee for the Target Fund.
•That a potential benefit of the Reorganization is that it may result in greater economies of scale for the Acquiring Fund than would otherwise exist in TAP Trust. The TAP Board recognized that the Adviser might benefit from increased economies of scale because the Adviser has agreed to waive fees and/or cover expenses of the Acquiring Fund. The TAP Board considered that a significant reduction in such expenses could enable the Adviser to reduce or waive a portion of its management fee in the future to the benefit of shareholders. The TAP Board noted that AMP Trust was expected to grow to a greater number of investment advisers and funds, as well as greater net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquired Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
•The desire to avoid any negative impact for the Target Fund relating to the pending litigation involving an unrelated series of TAP Trust, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board.
•The qualifications and experience of the Acquiring Fund’s service providers, which are the same service providers of the Target Fund.
•The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the Acquiring Fund’s annual net operating expenses do not exceed the level of the Target Fund’s current annual net operating expenses for at least one year after the Acquiring Fund commences operations.
•The costs of the Reorganization will not be borne by either the Target Fund or the Acquiring Fund, regardless of whether the Reorganization is consummated. The Board considered that the Trust’s administrator will bear the costs associated with the Reorganization.
•Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to the Adviser.
•The Reorganization is expected to qualify as a tax-free reorganization under the Code.
•The interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.
•If shareholders of the Target Fund do not wish to become shareholders of the Acquiring Fund, they may sell their Target Fund shares before the Reorganization.
The TAP Board, including all of the Independent Trustees, concluded that Reorganization of the Target Fund into the Acquiring Fund was in the best interests of the Target Fund and its shareholders, and that the Target Fund shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target Fund were made on the basis of each TAP Board member’s business judgment after consideration of all of the factors taken as a whole, though individual TAP Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the TAP Board determined that the Reorganization is in the best interests of shareholders of the Target Fund, and accordingly, unanimously approved the Reorganization of the Target Fund into the Acquiring Fund and the Plan of Reorganization.
Costs and Expenses of the Reorganization
The Plan of Reorganization provides that all expenses of the Reorganization will be borne by service providers to the Target Fund and Acquiring Fund. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by TAP Trust. The costs associated with the Reorganization are expected to be approximately $50,000. The Trust’s administrator will bear the costs associated with the organization of the Acquiring Fund and the preparation of this Information Statement/Prospectus for the Reorganization, among other expenses.
    Information Statement/Prospectus    33

Capitalization
The following table sets forth, as of July 31, 2023, (a) the unaudited capitalization of the Target Fund and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the proposed Reorganization has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund purchase and redemption activity.

Fund Capitalization as of July 31, 2023	Net Assets	Shares Outstanding	NAV Per Share
Target Fund (Class A)	$650,656,677.85	22,214,133.32	$29.29
Target Fund (Class C)	$80,332,767.41	3,062,332.71	$26.23
Target Fund (Class FI)	$8,668,841.96	286,015.52	$30.31
Target Fund (Class R)	$4,062,889.28	17,193.60	$29.02
Target Fund (Class I)	$674,272,161.25	20,740,029.91	$32.51
Target Fund (Class IS)	$559,937.05	139,980.63	$32.57
Target Fund Total	$1,418,553,274.80	46,459,685.69	$30.53
Acquiring Fund (Class A)	$650,656,677.85	22,214,133.32	$29.29
Acquiring Fund (Class C)	$80,332,767.41	3,062,332.71	$26.23
Acquiring Fund (Class FI)	$8,668,841.96	286,015.52	$30.31
Acquiring Fund (Class R)	$4,062,889.28	17,193.60	$29.02
Acquiring Fund (Class I)	$674,272,161.25	20,740,029.91	$32.51
Acquiring Fund (Class IS)	$559,937.05	139,980.63	$32.57
Acquiring Fund Total (Pro Forma)*	$1,418,553,274.80	46,459,685.69	$30.53
*Reflects the estimated pro forma capitalization of the Acquiring Fund at July 31, 2023, as though the Reorganization had occurred on July 31, 2023, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
Federal Tax Consequences
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Fund as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the law firm Morgan, Lewis & Bockius LLP, counsel to TAP Trust and AMP Trust will provide an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the Target Fund in the Reorganization should be the same as the tax basis and holding period of the Target Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for an Acquiring Fund shares received, the corresponding Target Fund’s shares given up must have been held as capital assets by the shareholder.
At any time before the Reorganization takes place, a shareholder may sell shares of the Target Fund. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.
For more information on the tax consequences of a reorganization, see “Taxes” later in this Information Statement/Prospectus.
DIVIDENDS AND DISTRIBUTIONS
The Fund generally pays dividends and distributes capital gain, if any, once a year in December and at such other times as necessary. The Fund may pay additional distributions and dividends in order to avoid a federal tax.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account by check.
If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current
    Information Statement/Prospectus    34

NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the record date of the next distribution.
TAXES
The Acquiring Fund and its shareholders are not expected to face any tax consequences as a result of the Reorganization. The Adviser does not anticipate any restructuring of the securities in the portfolio as a result of the Reorganization due to the fact that the investment objective and principal investment strategies of the Target Fund and Acquiring Fund are identical. As of December 31, 2022, the Target Fund had $256,887,769 in capital loss carryforwards; however, this will not have any impact on the Target Fund or the Acquiring Fund as a result of the Reorganization.
The Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
In general, the Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For this purpose, the period during which the Acquiring Fund holds an asset includes the period during which the Target Fund held that asset. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
A tax of 3.8% applies to net investment income of U.S. individuals (other than individuals that are married by filing a separate return) with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
    Information Statement/Prospectus    35

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of the Fund’s net capital gain that is reported by the Fund as capital gain dividends. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty. Foreign investors in the Fund are encouraged to consult their tax advisor prior to investing in the Fund.
The Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the tax optimization method, under which the shareholder sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than tax optimization by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Each sale, exchange, or redemption of shares of the Fund is considered a taxable and will generally result in capital gain or loss if you hold your Fund shares as capital assets. The gain or loss generally will be treated as short-term capital gain or loss if you held the shares twelve months or less, long term capital gain or loss if you held the shares for longer. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances. An exchange of shares of one class directly for shares of another class of the Fund generally should not be a taxable exchange for U.S. federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The Fund may invest in U.S. REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, an entity that qualifies as a REIT for U.S. federal income tax purposes is generally not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not
    Information Statement/Prospectus    36

advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If the REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
The Fund’s investments in Grayscale Bitcoin Trust, when made directly, may not produce qualifying income to the Fund for purposes of qualifying as a RIC. To the extent the Fund invests in such investments directly, the Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Fund and the Acquiring Fund is December 31. The financial highlights for the Target Fund are included in Appendix B, and have been derived from financial statements audited by BBD, LLP, the Target Fund’s prior independent registered public accounting firm, except for information provided for the six months ended June 30, 2023, which is unaudited.
The financial highlights of the Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2022, which have been audited by BBD, LLP, the Target Fund’s prior independent registered public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Target Fund for the six months ended June 30, 2023, which is unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to Patient Opportunity Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and are incorporated by reference into this Information Statement/Prospectus. Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Target Fund and the Acquiring Fund for the fiscal year ending December 31, 2023.
As of the date of this Information Statement/Prospectus, the Acquiring Fund has not commenced operations and has no financial highlights. The Acquiring Fund will assume the accounting history of the Target Fund at the closing of the Reorganization.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring Fund shares to be issued to the shareholders of the Target Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Target Fund, which has identical characteristics.
The following is a summary of the material rights of shareholders of the Target Fund and the Acquired Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), TAP Trust’s Amended and Restated Agreement and Declaration of Trust, and TAP Trust’s
    Information Statement/Prospectus    37

Amended and Restated Bylaws, as well as AMP Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Fund is series of TAP Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Acquiring Fund is series of AMP Trust, an open-end management investment company organized as a Delaware statutory trust on February 16, 2023. The Target Fund and the Acquiring Fund each offer six classes of shares: Class A, Class C, Class R, Class FI, Class I and Class IS.
Capital Stock. Each of TAP Trust and AMP Trust (each, a “Trust”) is authorized to issue an unlimited number of interests (or shares). Interests in the Target Fund and the Acquiring Fund are represented by shares of beneficial interest each with no par value, in Class A, Class C, Class R, Class FI, Class I and Class IS share classes. As of the date of this Information Statement/Prospectus, shares of approximately thirteen other series of TAP Trust are offered in separate prospectuses and statements of additional information, and there are two existing series of AMP Trust. Each Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of a Fund represents an interest in the respective Fund and corresponding Trust that is equal to and proportionate with each other share of the respective Fund and corresponding Trust. Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. Each Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of a Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. Each Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of each Fund are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The independent members of the TAP Board comprise a majority of the independent members of the AMP Board and the officers of TAP Trust and AMP Trust are the same.
OTHER SERVICE PROVIDERS
The Acquiring Fund will use the same service providers as currently used by the Target Fund:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103
Information about the Acquiring Fund’s administrator, fund accountant and transfer agent, and custodian can be found in the SAI connected with this Information Statement/Prospectus dated November 9, 2023.
    Information Statement/Prospectus    38

OWNERSHIP OF SECURITIES OF THE FUND
As of the date of this Information Statement/Prospectus, the Acquiring Fund had not commenced operations.
As of July 31, 2023, the Record Date, the Target Fund had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target Fund as a group owned less than 1% of the outstanding voting securities of each of the Fund.

Shares Issued & Outstanding as of July 31, 2023
Target Fund - Class A	22,214,133.32
Target Fund - Class C	3,062,332.71
Target Fund - Class FI	286,015.52
Target Fund - Class R	17,193.60
Target Fund - Class I	20,740,029.91
Target Fund - Class IS	139,980.63
Target Fund - Total	46,459,685.69
As of July 31, 2023, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Fund:
Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	46.68%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	13.03%	Record
Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	24.54%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	17.07%	Record
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	N/A	N/A	8.54%	Record
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS MO 63103-2523	N/A	N/A	8.09%	Record
    Information Statement/Prospectus    39

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
AMERIPRISE FINANCIAL SERVICES LLC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	6.39%	Record
RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1800 MINNEAPOLIS MN 55401-7554	N/A	N/A	5.41%	Record
Class FI

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	32.65%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	28.24%	Record
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	N/A	N/A	16.70%	Record
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	N/A	N/A	9.40%	Record
Class R

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	41.32%	Record
MG TRUST COMPANY CUST FBO KUCHLER POLK SCHELL WEINER & RICHES 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	N/A	N/A	24.69%	Record
    Information Statement/Prospectus    40

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
PENTEGRA TRUST COMPANY AS CUSTODIAN FBO ALLEGANY COUNTY BOE TSA C/O RETIREMENT SYSTEM CONSULTANTS 2 ENTERPRISE DR STE 408 SHELTON CT 06484-4657	N/A	N/A	8.45%	Record
ASCENSUS TRUST COMPANY FBO J.R.D. INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	N/A	N/A	11.61%	Record
Class I

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	33.78%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	N/A	N/A	14.35%	Record
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	9.05%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	N/A	N/A	7.02%	Record
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	N/A	N/A	6.51%	Record
JP MORGAN SECURITIES LLC 1 METROTECH CTR N FL 3 BROOKLYN NY 11201-3873	N/A	N/A	5.23%	Record
    Information Statement/Prospectus    41

Class IS

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	N/A	N/A	69.88%	Record
WILLIAM H MILLER III LIVING TRUST c/o Miller Value Partners, LLC One South Street, Suite 2550 Baltimore, MD 21202	N/A	N/A	20.57%	Record
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	N/A	N/A	6.17%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
Each Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target Fund are incorporated by reference into this Information Statement/Prospectus from the Target Fund’s Annual Report on Form N‑CSR for the fiscal year ended December 31, 2022, which have been audited by BBD, LLP, the Target Fund’s prior independent registered public accounting firm, as stated in its report, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.
OTHER MATTERS
The Target Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,
/s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer,
Trust for Advised Portfolios
    Information Statement/Prospectus    42

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Patient Opportunity Trust

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2023 by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), severally and not jointly on behalf of its series, the Patient Opportunity Trust (the “Target Fund”) and (ii) Advisor Managed Portfolios, a Delaware statutory trust (the “AMP Trust” and, together with TAP Trust, the “Trusts”), severally and not jointly on behalf of its series, the Patient Opportunity Trust (the “Acquiring Fund”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target Fund and the Acquiring Fund, no other series of TAP Trust or AMP Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Fund or Acquiring Fund are made and shall be taken or undertaken by TAP Trust on behalf of the Target Fund and AMP Trust on behalf of the Acquiring Fund.
        WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) solely in exchange for shares of the classes of the Acquiring Fund corresponding to the classes of shares of the Target Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption of all Liabilities (as defined in Section 1.1(c)) of the Target Fund, and (ii) the Target Fund will immediately distribute such Acquiring Fund Shares to shareholders of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, the Acquiring Fund is a “shell” series of AMP Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, each of TAP Trust and AMP Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of TAP Trust and AMP Trust have authorized and approved the Reorganization with respect to the Target Fund and the Acquiring Fund, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trusts agree to take the following steps with respect to the Reorganization:
(a)The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares of each share class of the Acquiring Fund as set forth on Exhibit A (including fractional shares, if any) determined in the manner set forth in Section 2.
(b)The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).
(c)The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of

Appendix A    A-1    Form of Agreement and Plan of Reorganization

business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder of a Target Fund share class shall be entitled to receive shares of the corresponding Acquiring Fund share class set forth on Exhibit A. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled.
(e)Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by TAP Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall be equal in value to the aggregate net asset value of shares of the Target Fund outstanding as of the Valuation Time.
(c)The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on December 1, 2023 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”).
3.2.    With respect to the Reorganization:
(a)The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. TAP Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.
(b)The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any.

Appendix A    A-2    Form of Agreement and Plan of Reorganization

(c)At such time prior to the Closing Date, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    TAP Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to AMP Trust and the Acquiring Fund as follows:
(a)The Target Fund is duly organized as a series of TAP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust, and Amended and Restated By-Laws, each as currently in effect to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)TAP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and TAP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(f)On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of AMP Trust (on behalf of the Acquiring Fund), to TAP Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to,

Appendix A    A-3    Form of Agreement and Plan of Reorganization

withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto)
(g)The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(h)The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (f) or (g) of this Section 4.1;
(i)All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)The Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by TAP Trust for use therein;
(k)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(m)The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder; and
(n)The Target Fund has maintained since its formation its December 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its December 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year”.
4.2.     AMP Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to TAP Trust and the Target Fund as follows:

Appendix A    A-4    Form of Agreement and Plan of Reorganization

(a)The Acquiring Fund is duly organized as a series of AMP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)AMP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and AMP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The Acquiring Fund will be at the time of Closing a new series of AMP Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of the Acquiring Fund to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued;
(g)The Acquiring Fund intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;
(h)No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be exchanged for the Target Fund’s Assets in the Reorganization;
(i)The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by AMP Trust and the Acquiring Fund;
(j)The Acquiring Fund on the Closing will not, directly or indirectly, own any shares of the Target Fund;
(k)The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by AMP Trust for use therein; and
(l)AMP Trust is not aware of any arrangement whereby it or any affiliated person of AMP Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)The Target Fund will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any

Appendix A    A-5    Form of Agreement and Plan of Reorganization

other distribution that may be advisable. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and AMP Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement explaining the details of the Reorganization (the “N-14 Registration Statement”).
(c)TAP Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as AMP Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(d)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(f)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
(g)TAP Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(h)TAP Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by AMP Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(i)The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by TAP Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of TAP Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

Appendix A    A-6    Form of Agreement and Plan of Reorganization

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Reorganization, the obligations of TAP Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by AMP Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of AMP Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)AMP Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMP Trust and the Acquiring Fund, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.    With respect to the Reorganization, the obligations of AMP Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by TAP Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of TAP Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)TAP Trust, on behalf of the Target Fund, shall have delivered to AMP Trust, on behalf of the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TAP Trust, (ii) such Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund; and
(c)TAP Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP Trust and the Target Fund, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fun, TAP Trust, on behalf of the Target Fund, or AMP Trust, on behalf of the Acquiring Fun, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to either Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TAP Trust or AMP Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.        The Trusts shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trusts and the officers of the Trusts shall use their best efforts to make available such truthful certificates. The foregoing opinion

Appendix A    A-7    Form of Agreement and Plan of Reorganization

may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Fund Services will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Fund Services shall include costs associated with organizing the Acquiring Fun, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Fund Services will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    TAP Trust, on behalf of the Target Fund, agrees to indemnify and hold harmless AMP Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AMP Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TAP Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    AMP Trust, on behalf of the Acquiring Fun, agrees to indemnify and hold harmless TAP Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TAP Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMP Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trusts on behalf of the Target Fund or the Acquiring Fun, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

Appendix A    A-8    Form of Agreement and Plan of Reorganization

13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.     This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.     This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in its Governing Documents and (ii) the other parties to this Agreement.
14.6.     Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.7.     A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given electronically or by facsimile, personal service or prepaid or certified mail addressed to:
For TAP Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
For AMP Trust:
Advisor Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon

[Signature page follows]

Appendix A    A-9    Form of Agreement and Plan of Reorganization

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
Patient Opportunity Trust

By: ______________________
Name:
Title:

Advisor Managed Portfolios,
severally and not jointly on behalf of the
Patient Opportunity Trust

By: ______________________
Name:
Title:

U.S. Bank Global Fund Services,
Solely for purposes of Section 9.2

By: ______________________
Name:
Title:

Appendix A    A-10    Form of Agreement and Plan of Reorganization

Exhibit A
Target Fund and Acquiring Fund Share Classes

Target Fund Share Class	Acquiring Fund Share Class
Patient Opportunity Trust	Patient Opportunity Trust
Class A	Class A
Class C	Class C
Class FI	Class FI
Class R	Class R
Class I	Class I
Class IS	Class IS

Appendix A    A-11    Form of Agreement and Plan of Reorganization

Schedule 8.4
Tax Opinions

With respect to the Reorganization:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
•The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization;
•The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;
•The Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange;
•The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and
•The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization.

Appendix A    A-12    Form of Agreement and Plan of Reorganization

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights for the Target Fund are included below. The information for the years ended December 31 has been audited by BBD, LLP, the Target Fund’s prior independent registered public accounting firm, and BBD, LLP’s report, along with the Target Fund’s financial statements, are included in the Target Fund’s 2022 Annual Report, which is available upon request and on the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust.
The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).
For a share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2023*		2022		2021		2020		2019		2018
Net asset value, beginning of period	$21.67		$38.25		$39.99		$28.85		$21.54		$23.88
Income (loss) from operations:
Net investment income (loss)[1]	(0.09)		(0.17)		(0.07)		(0.01)		—	[2]	(0.13)
Net realized and unrealized gain (loss)	5.56		(13.53)		(1.22)		11.15		7.31		(2.21)
Total income (loss) from operations	5.47		(13.70)		(1.29)		11.14		7.31		(2.34)
Less distributions from:
Net investment income	—		(0.06)		—		—		—		—
Net realized gain	—		(2.82)		(0.45)		—		—		—
Total distributions	—		(2.88)		(0.45)		—		—		—
Net asset value, end of period	$27.14		$21.67		$38.25		$39.99		$28.85		$21.54
Total return[3]	25.24%		-36.09%		-3.24%		38.61%		33.94%		-9.80%
Net assets, end of period (000s)	$606,600.00		$512,731.00		$874,473.00		$941,942.00		$705,372.00		$221,842.00
Ratios to average net assets:
Gross expenses[4]	2.10%	[6]	1.53%		1.21%		1.28%		1.47%		1.39%
Net expenses[4]	2.10	[6]	1.52	[5]	1.21	[5]	1.28	[5]	1.47	[5]	1.39	[5]
Net investment income (loss)	(0.71)	[6]	(0.59)		(0.17)		(0.04)		0.02		(0.49)
Portfolio turnover rate	13%	[7]	40%		55%		64%		35%		30%
* For the six months ended June 30, 2023 (unaudited).
1  Per share amounts have been calculated using the average shares method.
2 Amount is less than $0.01 per share.
3  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization,
Appendix B    B-1    Financial Highlights

portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the net expense ratios were 1.19%, 1.16%, 1.18%, 1.19% and 1.18% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
6  Annualized.
7  Not annualized.

Appendix B    B-2    Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares	2023*		2022		2021		2020		2019		2018
Net asset value, beginning of period	$19.50		$35.02		$36.92		$26.84		$20.19		$22.55
Income (loss) from operations:
Net investment loss[1]	(0.16)		(0.37)		(0.37)		(0.23)		(0.29)		(0.30)
Net realized and unrealized gain (loss)	4.98		(12.33)		(1.08)		10.31		6.94		(2.06)
Total income (loss) from operations	4.82		(12.70)		(1.45)		10.08		6.65		(2.36)
Less distributions from:
Net realized gain	—		(2.82)		(0.45)		—		—		—
Total distributions	—		(2.82)		(0.45)		—		—		—
Net asset value, end of period	$24.32		$19.50		$35.02		$36.92		$26.84		$20.19
Total return[2]	-24.72%		-36.57%		-3.95%		37.56%		32.94%		-10.47%
Net assets, end of period (000s)	$75,488		$71,844		$152,662		$204,214		$216,364		$559,251
Ratios to average net assets:
Gross expenses[3]	2.86%	[5]	2.26%		1.95%		2.03%		2.22%		2.13%
Net expenses[3]	2.86	[4,5]	2.26	[4]	1.95	[4]	2.03	[4]	2.22	[4]	2.13	[4]
Net investment loss	(1.47)	[5]	(1.35)		(0.89)		(0.88)		(1.25)		(1.24)
Portfolio turnover rate	13%	[6]	40%		55%		64%		35%		30%
* For the six months ended June 30, 2023 (unaudited).
1  Per share amounts have been calculated using the average shares method.
2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.93%, 1.90%, 1.93%, 1.94% and 1.92% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
5  Annualized.
6  Not annualized.

Appendix B    B-3    Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares	2023*		2022		2021		2020		2019		2018
Net asset value, beginning of period	$22.43		$39.38		$41.19		$29.74		$22.22		$24.64
Income (loss) from operations:
Net investment (loss)[1]	(0.10)		(0.21)		(0.11)		(0.05)		(0.09)		(0.14)
Net realized and unrealized gain (loss)	5.75		(13.92)		(1.25)		11.50		7.61		(2.28)
Total income (loss) from operations	5.65		(14.13)		(1.36)		11.45		7.52		(2.42)
Less distributions from:
Net realized gain	—		(2.82)		(0.45)		—		—		—
Total distributions	—		(2.82)		(0.45)		—		—		—
Net asset value, end of period	$28.08		$22.43		$39.38		$41.19		$29.74		$22.22
Total return[2]	25.23%		-36.15%		-3.32%		38.50%		33.84%		-9.82%
Net assets, end of period (000s)	$8,115		$7,033		$14,291		$14,458		$14,026		$13,278
Ratios to average net assets:
Gross expenses[3]	2.16%	[5]	1.60%		1.29%		1.35%		1.53%		1.41%
Net expenses[3]	2.15	[4,5]	1.60	[4]	1.29	[4]	1.35	[4]	1.53	[4]	1.41	[4]
Net investment loss	(0.76)	[5]	(0.67)		(0.24)		(0.19)		(0.34)		(0.53)
Portfolio turnover rate	13%	[6]	40%		55%		64%		35%		30%
* For the six months ended June 30, 2023 (unaudited).
1  Per share amounts have been calculated using the average shares method.
2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.27%, 1.24%, 1.25%, 1.25% and 1.20% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
5  Annualized.
6  Not annualized.

Appendix B    B-4    Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class R Shares	2023*		2022		2021		2020		2019		2018
Net asset value, beginning of period	$21.50		$37.99		$39.82		$28.81		$21.57		$23.98
Income (loss) from operations:
Net investment loss[1]	(0.11)		(0.27)		(0.20)		(0.09)		(0.14)		(0.21)
Net realized and unrealized gain (loss)	5.51		(13.40)		(1.18)		11.10		7.38		(2.20)
Total income (loss) from operations	5.40		(13.67)		(1.38)		11.01		7.24		(2.41)
Less distributions from:
Net realized gain	—		(2.82)		(0.45)		—		—		—
Total distributions	—		(2.82)		(0.45)		—		—		—
Net asset value, end of period	$26.90		$21.50		$37.99		$39.82		$28.81		$21.57
Total return[2]	25.06%		-36.27%		-3.48%		38.22%		33.57%		-10.05%
Net assets, end of period (000s)	$3,920		$3,254		$8,055		$8,195		$7,122		$5,778
Ratios to average net assets:
Gross expenses[3]	2.34%	[5]	1.76%		1.47%		1.53%		1.76%		1.67%
Net expenses[3]	2.33	[4,5]	1.76	[4]	1.47	[4]	1.53	[4]	1.76	[4]	1.67	[4]
Net investment loss	(0.94)	[5]	(0.90)		(0.44)		(0.32)		(0.54)		(0.79)
Portfolio turnover rate	13%	[6]	40%		55%		64%		35%		30%
* For the six months ended June 30, 2023 (unaudited).
1  Per share amounts have been calculated using the average shares method.
2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4 Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.43%, 1.42%, 1.43%, 1.48% and 1.46% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
5  Annualized.
6  Not annualized.

Appendix B    B-5    Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2023*		2022		2021		2020		2019		2018
Net asset value, beginning of period	$24.02		$41.95		$43.73		$31.48		$23.44		$25.91
Income (loss) from operations:
Net investment income (loss)[1]	(0.06)		(0.11)		0.02		0.07		0.01		(0.07)
Net realized and unrealized gain (loss)	6.16		(14.85)		(1.33)		12.18		8.03		(2.40)
Total income (loss) from operations	6.10		(14.96)		(1.31)		12.25		8.04		(2.47)
Less distributions from:
Net investment income	—		(0.15)		(0.02)		—		—		—
Net realized gain	—		(2.82)		(0.45)		—		—		—
Total distributions:	—		(2.97)		(0.47)		—		—		—
Net asset value, end of period	$30.12		$24.02		$41.95		$43.73		$31.48		$23.44
Total return[2]	25.40%		-35.92%		-3.01%		38.91%		34.30%		-9.53%
Net assets, end of period (000s)	$629,222		$535,204		$1,135,832		$1,077,438		$736,467		$517,820
Ratios to average net assets:
Gross expenses[3]	1.85%	[5]	1.27%		0.98%		1.04%		1.23%		1.15%
Net expenses[3]	1.83	[4,5]	1.25	[4]	0.98	[4]	1.03	[4]	1.21	[4]	1.14	[4]
Net investment income (loss)	(0.44)	[5]	(0.33)		0.05		0.23		0.02		(0.23)
Portfolio turnover rate	13%	[6]	40%		55%		64%		35%		30%
* For the six months ended June 30, 2023 (unaudited).
1  Per share amounts have been calculated using the average shares method.
2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.93%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the net expense ratios were 0.92%, for the year ended December 31, 2022 and 0.93% for the years ended 2021, 2020, 2019 and 2018.
5  Annualized.
6  Not annualized.

Appendix B    B-6    Financial Highlights

For a share of beneficial interest outstanding throughout each period ended December 31:

Class IS Shares	2023*		2022		2021		2020		2019		2018**
Net asset value, beginning of period	$24.04		$42.05		$43.82		$31.52		$23.44		$32.06
Income (loss) from operations:
Net investment income[1]	(0.06)		(0.07)		0.07		0.08		0.23		0.01
Net realized and unrealized gain (loss)	6.19		(14.92)		(1.35)		12.22		7.85		(8.63)
Total gain (loss) from operations	6.13		(14.99)		(1.28)		12.30		8.08		(8.62)
Less distributions from:
Net investment income	—		(0.20)		(0.04)		—		—		—
Net realized gain	—		(2.82)		(0.45)		—		—		—
Total distributions:	—		(3.02)		(0.49)		—		—		—
Net asset value, end of period	$30.17		$24.04		$42.05		$43.82		$31.52		$23.44
Total return[2]	25.45%		-35.90%		-2.93%		39.02%		34.47%		-26.89%	[5]
Net assets, end of period (000s)	$518		$1,146		$795		$734		$605		$73
Ratios to average net assets:
Gross expenses[3]	1.74%	[5]	1.30%		0.90%		0.97%		1.13%		1.09%	[6]
Net expenses[3]	1.74	[4,5]	1.29	[4]	0.90	[4]	0.96	[4]	1.09	[4]	1.05	[4,6]
Net investment income (loss)	(0.41)	[5]	(0.23)		0.14		0.25		0.81		0.09	[6]
Portfolio turnover rate	13%	[6]	40%		55%		64%		35%		30%	[5]
* For the six months ended June 30, 2023 (unaudited).
** Commenced operations on August 22, 2018.
1  Per share amounts have been calculated using the average shares method.
2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4 Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.33%, 0.05%, 0.10% and 0.26% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively, and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.96%, 0.85%, 0.86% and 0.83% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively, and 0.83% (annualized) for the period ended December 31, 2018.
5 Not annualized.
6 Annualized.

Appendix B    B-7    Financial Highlights

APPENDIX C
FINANCIAL INTERMEDIARY SALES CHARGE VARIATIONS

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular Financial Intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales charge (load) waivers or contingent deferred (back-end) sales charge (load) (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge (load) waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Information Statement/Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Merrill Lynch
The front-end sales charge on Class A shares of the Fund available through Merrill Lynch are waived for the following purchases:

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•Shares purchased through a Merrill Lynch affiliated investment advisory program
•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•Shares of funds purchased through the Merrill Edge Self-Directed platform
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Information Statement/Prospectus
•Eligible shares purchased from the proceeds of redemptions within the Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch
•Death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Information Statement/Prospectus
•Return of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to Internal Revenue Code
•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•Shares acquired through a right of reinstatement
•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Appendix C    C-1    Financial Intermediary Sales Charge Variations

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this Information Statement/Prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s Information Statement/Prospectus will be automatically calculated based on the aggregated holding of the Fund’s assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund, through Merrill Lynch, over a 13-month period of time
Morgan Stanley Wealth Management (“Morgan Stanley”)
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Information Statement/Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Shares purchased through a Morgan Stanley self-directed brokerage account
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Information Statement/Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Information Statement/Prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts for mandatory post-retirement distributions from retirement plans or IRAs.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Appendix C    C-2    Financial Intermediary Sales Charge Variations

•Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•Breakpoints as described in this Information Statement/Prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Information Statement/Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Information Statement/Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts or mandatory post-retirement distributions from retirement plans or IRAs.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the fund’s Information Statement/Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”

Appendix C    C-3    Financial Intermediary Sales Charge Variations

Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Information Statement/Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
–Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–Shares purchased by or through a 529 Plan
–Shares purchased through a OPCO affiliated investment advisory program
–Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
–A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares ( or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–Employees and registered representatives of OPCO or its affiliates and their family members
–Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Information Statement/Prospectus
CDSC Waivers on A, Band C Shares available at OPCO
–Death or disability of the shareholder
–Shares sold as part of a systematic withdrawal plan as described in the Fund’s Information Statement/Prospectus
–Return of excess contributions from an IRA Account
–Shares sold as part of a required minimum distribution for IRA and retirement accounts or mandatory post-retirement distributions from retirement plans or IRAs
–Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–Breakpoints as described in this Information Statement/Prospectus
–Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Baird
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
Appendix C    C-4    Financial Intermediary Sales Charge Variations

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Information Statement/Prospectus Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts or mandatory post-retirement distributions from retirement plans or IRAs
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this Information Statement/Prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of the Fund’s assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Fund through Baird, over a 13-month period of time

Appendix C    C-5    Financial Intermediary Sales Charge Variations

STATEMENT OF ADDITIONAL INFORMATION
Dated November 9, 2023

REORGANIZATION OF
Patient Opportunity Trust
(a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
800-655-0324
INTO THE
Patient Opportunity Trust
(a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
800-655-0324

This Statement of Additional Information (“SAI”) is being furnished to shareholders of Patient Opportunity Trust (the “Target Fund”), a series of the Trust for Advised Portfolios (“TAP Trust”), in connection with the reorganization of the Target Fund into Patient Opportunity Trust (the “Acquiring Fund”), a newly-created series of Advisor Managed Portfolios (“AMP Trust”), as described in the Information Statement/Prospectus (the “Reorganization”). The Target Fund and the Acquiring Fund may each be referred to as the “Fund,” or together as the “Funds,” in this SAI to the extent the information provided relates to both Funds.
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
•the SAI related to the Target Fund, dated April 30, 2023, as supplemented June 20, 2023, and is on file with the SEC (http://www.sec.gov) (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-004265);
•The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report for the fiscal year ended December 31, 2022 (the “Target Fund’s Annual Report”) (File No. 811-21422) (Accession No. 0001104659-23-030541);
•The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2023 (the “Target Fund’s Semi-Annual Report”) (File No. 811-21422) (Accession No. 0000894189-23-006917) and
•The SAI related to the Acquiring Fund, dated November 1, 2023, and is on file with the SEC (http://www.sec.gov) (File No. 333-270997) (File No. 811-23859) (Accession No. [ ]).
Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available. The Acquiring Fund is a newly-created series of AMP Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund’s Annual Report has previously been transmitted to the Target Fund’s shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated November 9, 2023, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Patient Opportunity Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 800-655-0324.

    Statement of Additional Information    1

TABLE OF CONTENTS

Page
Additional Information about the Funds	2
Supplemental Financial Information	2

ADDITIONAL INFORMATION ABOUT THE FUNDS
Additional Information about the Target Fund and TAP Trust is available in the Target Fund’s SAI, which is incorporated by reference into this SAI.
Additional Information about the Acquiring Fund and AMP Trust is available in the Acquiring Fund’s SAI, which is incorporated by reference into this SAI.
SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.
Tables showing the fees and expenses of the Target Fund, which are identical to those of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included under “Fees and Expenses” in the Information Statement/Prospectus.
Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund.
The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund being identical to those of the Target Fund. Each security held by the Target Fund is eligible to be held by the Acquiring Fund and the Acquiring Fund will have the same investment objective and strategies as the Target Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

    Statement of Additional Information    2

PART C
Other Information
Item 15. Indemnification
Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust, Article VIII of Registrant’s By-Laws and Paragraph 6 of the Distribution Agreement.
    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Fund’s Registration Statement, reports to shareholders or advertising and sales literature.
Item 16. Exhibits

(1)	(a)
Certificate of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A (File Nos. 811-23859 and 333-270997) on March 30, 2023 and is incorporated herein by reference.

(b)	Agreement and Declaration of Trust dated February 16, 2023 was previously filed with AMP Trust's Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(2)	Bylaws dated February 16, 2023 were previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(3)	Voting Trust Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Reorganization is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and Bylaws.
(6)	Form of Investment Advisory Agreement - filed herewith.
(7)	Form of Distribution Agreement - filed herewith.
(8)	Bonus or Profit Sharing Contracts - not applicable.
(9)	(a)	(i)	Form of Custody Agreement - filed herewith.
(ii)	Form of Exhibit to Custody Agreement - filed herewith.
(10)	(a)	Rule 12b-1 Plan - filed herewith.
(b)	Rule 18f-3 Plan - filed herewith.
(11)	(a)	Legal Opinion of Shares - filed herewith.
(b)	Consent to Use of Name - filed herewith.
(12)	Form of Tax Opinion - filed herewith.
(13)	Material Contracts of the Registrant
(a)	(i)	Form of Fund Servicing Agreement - filed herewith.
(ii)	Form of Exhibit to Fund Servicing Agreement - filed herewith.
(b)	Form of Operating Expenses Limitation Agreement - filed herewith.

(14)	Consent of Independent Registered Public Accounting Firm for BBD, LLP - filed herewith.
(15)	Omitted Financial Statements - not applicable.
(16)	(a) Power of Attorney for Brian Ferrie, Wan Chong Kung and Christopher E. Kashmerick - filed herewith.
(b) Power of Attorney for Russell Emery - filed herewith.
(17)	Additional exhibits - not applicable.
(18)	Type and class of securities being registered - not applicable.
Item 17. Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)     The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES
As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Glendora and State of California, on the 10th day of October, 2023.

Advisor Managed Portfolios

By: /s/ Russell B.Simon
Russell B.Simon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of October 10, 2023.

Signature	Title
Russell Emery*	Trustee
Russell Emery

Brian S. Ferrie*	Trustee
Brian S. Ferrie

Wan-Chong Kung*	Trustee
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (principal accounting officer)
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-In Fact pursuant to Power of Attorney